SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): August 24, 2001


                        TRIDON ENTERPRISES INCORPORATED
            (Exact name of registrant as specified in its charter)


            Colorado                                         13-3183646
   (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                     identification number)

345 North Maple Drive, Suite 281 Beverly Hills, CA 90210 (Address of principal executive offices) (Zip code)

              Registrant's telephone number, including area code:
                                (310) 276-6742


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Tridon Enterprises Incorporated hereby amends the following items, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 31, 2001, as set forth on the pages attached hereto:

Item 7.   Financial Statements and Exhibits

          (c)  There is attached the following exhibit:

Exhibit No.         Description
----------          -----------
16.1           Letter on Change in Certifying Accountant

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 3, 2001

                                        TRIDON ENTERPRISES INCORPORATED



                                        By:  /s/ Brian Brick
                                           ---------------------------
                                           Name:  Brian Brick
                                           Title: President